UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35278 (Commission File Number)	90-0750824 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 608-5108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

In connection with the receipt by Rouse Properties, Inc. (the “Company”) of the unsolicited acquisition proposal referred to in Item 8.01 below, on January 18, 2016, the Company entered into a standstill agreement with Brookfield Asset Management Inc. (“Brookfield”), certain material terms of which are summarized in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.  The standstill agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On January 19, 2016, the Company issued a press release with respect to the receipt of an unsolicited acquisition proposal from Brookfield, on behalf of a real estate fund managed by Brookfield. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	Standstill Agreement, dated as of January 18, 2016.

99.1	Press release, dated as of January 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2016	ROUSE PROPERTIES, INC.

	By:	/s/ Susan Elman
		Name:	Susan Elman
		Title:	Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Standstill Agreement, dated as of January 18, 2016.

99.1	Press release, dated as of January 19, 2016.